EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT


     Name                                   State  of  Incorporation
     ----                                   ------------------------

H.E.R.C.  Consumer  Products,  Inc.                         Arizona

CCT  Corporation                                            Arizona


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                                                                    EXHIBIT 23.1

CONSENT  OF  INDEPENDENT  ACCOUNTANTS

We hereby consent to the incorporation of our report, dated March 1, 2004, included in this Form 10-KSB in the previously filed Registration Statement of H.E.R.C. Products Incorporated on Form S-3 (File numbers 33-92870, 333-5175, and 333-19361), and Form S-8 (File number 333-13349).

McGLADREY  &  PULLEN,  LLP


Phoenix,  Arizona
April  14,  2004


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